August 15, 2000

                        DREYFUS VARIABLE INVESTMENT FUND
                              SMALL CAP PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 2000

      THE FOLLOWING INFORMATION SUPPLEMENTS THE SECTION OF THE PROSPECTUS ENTITLED "MAIN RISKS."

      The fund may purchase securities of companies in initial public offerings (" IPOs" ). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund' s performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

                                                                       121s0800